Exhibit 21

ONEOK, Inc.

SUBSIDIARIES OF THE COMPANY

AS OF DECEMBER 9, 2024

Subsidiaries	State of Incorporation or Organization

Bighorn Gas Gathering, L.L.C. (49.0%)	Delaware
Bison Prairie Assurance, L.L.C.	Oklahoma
Black Mesa Holdings, Inc.	Delaware
Black Mesa Pipeline, Inc.	Delaware
Black Mesa Pipeline Operations, L.L.C.	Delaware
Black Mesa Technologies, Inc.	Oklahoma
Border Midwestern Company	Delaware
BridgeTex Pipeline Company, L.L.C. (30%)	Delaware
Chisholm Pipeline Company (50%)	Delaware
Chisholm Pipeline Holdings, L.L.C.	Delaware
Crestone Energy Ventures, L.L.C.	Delaware
Crestone Gathering Services, L.L.C.	Delaware
Crestone Powder River, L.L.C.	Delaware
Crestone Wind River, L.L.C.	Delaware
Double Eagle Pipeline, L.L.C. (50%)	Delaware
EnLink Midstream Manager, LLC	Delaware
Fort Union Gas Gathering, L.L.C. (50%)	Delaware
GIP III Trophy GP, LLC	Delaware
Guardian Pipeline, L.L.C.	Delaware
Heartland Pipeline Company (general partnership) (50%)	Texas
HoustonLink Pipeline Company, L.L.C. (50%)	Delaware
Lost Creek Gathering Company, L.L.C. (35%)	Delaware
Magellan Ammonia Pipeline, L.P.	Delaware
Magellan Asset Services GP, L.L.C.	Delaware
Magellan Asset Services, L.P.	Delaware
Magellan Crude Oil Pipeline Company GP, LLC	Delaware
Magellan Crude Oil Pipeline Company, L.P.	Delaware
Magellan GP, LLC	Delaware
Magellan Logistics & Services GP, L.L.C.	Delaware
Magellan Logistics & Services, L.P.	Delaware
Magellan Midstream Holdings GP, LLC	Delaware
Magellan Midstream Partners, L.P.	Delaware
Magellan NGL L.L.C.	Delaware
Magellan OLP, L.P.	Delaware
Magellan Operating Company, L.L.C.	Delaware
Magellan Operating GP, LLC	Delaware
Magellan Pipeline Company, L.P.	Delaware
Magellan Pipeline GP, LLC	Delaware
Magellan Pipeline Terminals GP, LLC	Delaware
Magellan Pipeline Terminals, L.P.	Delaware

Magellan Pipelines Holdings GP, L.L.C.	Delaware
Magellan Pipelines Holdings, L.P.	Delaware
Magellan Processing GP, L.L.C.	Delaware
Magellan Processing, L.P.	Delaware
Magellan Terminals Holdings, L.P.	Delaware
MDP Holdings, LLC	Delaware
Medallion Crude Oil Logistics, LLC	Texas
Medallion Gathering & Processing, LLC	Texas
Medallion Midland Acquisition, L.P.	Delaware
Medallion Midland Acquisition Partnership, L.P.	Delaware
Medallion Midland Gathering, LLC	Texas
Medallion Midland Partners, LLC	Delaware
Medallion Operating Company, LLC	Delaware
Medallion Parent Holdings, L.L.C.	Delaware
Medallion Pipeline Company, LLC	Texas
Medallion Producer Services, LLC	Texas
MGP Marketing, LLC	Texas
Mid Continent Market Center, L.L.C.	Kansas
Midwestern Gas Transmission Company	Delaware
Mont Belvieu I Fractionation Facility (joint venture) (80%)	Texas
MVP Terminalling, L.L.C. (25.01%)	Delaware
NineMile Co, LLC	Texas
Northern Border Pipeline Company (general partnership) (50%)	Texas
OkTex Pipeline Company, L.L.C.	Delaware
ONEOK Arbuckle II Pipeline, L.L.C.	Oklahoma
ONEOK Arbuckle North Pipeline, L.L.C.	Delaware
ONEOK Arbuckle Pipeline, L.L.C.	Delaware
ONEOK Bakken Pipeline, L.L.C.	Delaware
ONEOK Bushton Processing, L.L.C.	Delaware
ONEOK Elk Creek Pipeline, L.L.C.	Oklahoma
ONEOK Energy Services Company, II	Delaware
ONEOK Energy Services Company, L.P.	Texas
ONEOK Energy Services Holdings, L.L.C.	Oklahoma
ONEOK Field Services Company, L.L.C.	Oklahoma
ONEOK Gas Storage Holdings, L.L.C.	Delaware
ONEOK Gas Storage, L.L.C.	Oklahoma
ONEOK Gas Transportation, L.L.C.	Oklahoma
ONEOK Gulf Coast Pipeline, L.L.C.	Delaware
ONEOK Hydrocarbon GP, L.L.C.	Delaware
ONEOK Hydrocarbon Holdings, L.L.C.	Delaware
ONEOK Hydrocarbon Southwest, L.L.C.	Delaware
ONEOK Hydrocarbon, L.L.C.	Delaware
ONEOK Hydrocarbon, L.P.	Delaware
ONEOK ILP GP, L.L.C.	Delaware
ONEOK Leasing Company	Delaware
ONEOK MB I, L.P.	Delaware
ONEOK Midstream Gas Supply, L.L.C.	Oklahoma
ONEOK Mont Belvieu Properties, L.L.C.	Delaware
ONEOK Mont Belvieu Storage Company, L.L.C.	Delaware

ONEOK NGL Distribution System, L.L.C.	Texas
ONEOK NGL Gathering, L.L.C.	Delaware
ONEOK NGL Pipeline, L.L.C.	Delaware
ONEOK North System, L.L.C.	Delaware
ONEOK Northern Border Pipeline Company Holdings, L.L.C.	Oklahoma
ONEOK Overland Pass Holdings, L.L.C.	Oklahoma
ONEOK Parking Company, L.L.C.	Delaware
ONEOK Partners GP, L.L.C.	Delaware
ONEOK Partners Intermediate Limited Partnership	Delaware
ONEOK Partners, L.P.	Delaware
ONEOK Permian NGL Operating Company, L.L.C.	Delaware
ONEOK Pipeline Holdings, L.L.C.	Delaware
ONEOK Rockies Investments, L.L.C.	Delaware
ONEOK Rockies Midstream, L.L.C.	Delaware
ONEOK Services Company, L.L.C.	Oklahoma
ONEOK Southeast Texas NGL Pipeline, L.L.C.	Oklahoma
ONEOK Sterling III Pipeline, L.L.C.	Oklahoma
ONEOK Texas Gas Storage, L.L.C.	Texas
ONEOK Underground Storage Company, L.L.C.	Kansas
ONEOK Unit Holdings, Inc.	Delaware
ONEOK Ventures, L.L.C.	Oklahoma
ONEOK Ventures Direct Investments, L.L.C.	Oklahoma
ONEOK Ventures Fund Investments, L.L.C.	Oklahoma
ONEOK VESCO Holdings, L.L.C.	Delaware
ONEOK West Texas NGL Pipeline, L.L.C.	Texas
ONEOK Western Trail Pipeline, L.L.C.	Oklahoma
ONEOK WesTex Transmission, L.L.C.	Delaware
Overland Pass Pipeline Company LLC (50%)	Delaware
Powder Springs Logistics, L.L.C. (50%)	Delaware
Roadrunner Gas Transmission Holdings, LLC (50%)	Delaware
Roadrunner Gas Transmission, LLC (100% owned by Roadrunner Gas Transmission Holdings, LLC)	Delaware
Saddlehorn Pipeline Company, L.L.C. (40%)	Delaware
Saguaro Connector Pipeline, L.L.C.	Delaware
Saguaro Connector Pipeline Holdings, L.L.C.	Delaware
Seabrook Logistics, L.L.C. (50%)	Delaware
Seabrook Pipeline, L.L.C.	Delaware
Seabrook Terminal, L.L.C.	Delaware
Texas Frontera, L.L.C. (50%)	Delaware
Tiburon Operating LLC	Texas
TXGC Pipelines, L.L.C.	Delaware
TXGC Properties, L.L.C.	Delaware
Venice Energy Services Company, L.L.C. (10.1765%)	Delaware
Viking Gas Transmission Company	Delaware

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